UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 7, 2008

EUOKO GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-1125918
(Commission File Number)

98-0547993
(IRS Employer Identification No.)

67 Mowat Avenue, Suite 535, Toronto, Ontario, Canada M6K 3E3
(Address of principal executive offices and Zip Code)

416-657-3456
(Registrant's telephone number, including area code)

Suite 314 – 837 West Hastings Street, Vancouver, British Columbia V6C 3N6
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Explanatory Note: This Form 8-K/A is being filed to amend the disclosure provided under Item 4.01 in our Form 8-K filed on March 13, 2008 and to provide the related letter regarding a change in our certifying accountant. There are no changes to the other Items in our Form 8-K filed on March 13, 2008.

Item 4.01. Changes in Registrant’s Certifying Accountant.

Our acquisition of Euoko Inc. is considered, in accounting terms, a reverse acquisition. Unless the same accountant reported on the most recent financial statements of both the accounting acquirer and the acquired company, a reverse acquisition results in a change of accountants for the acquired company. As a result of the reverse acquisition, our Board of Directors determined to dismiss Schwartz Levitsky Feldman LLP and to retain Weinberg & Company, P.A.

Schwartz Levitsky Feldman LLP’s reports on our financial statements for either of the two most recent fiscal years ended July 31, 2006 and July 31, 2007 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

In connection with the audits of our financial statements for either of the two most recent years ended July 31, 2006, July 31, 2007 and in the subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with Schwartz Levitsky Feldman LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Schwartz Levitsky Feldman LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the financial statements for such years.

During the fiscal years ended July 31, 2006 and July 31, 2007, for Euoko Inc., and the fiscal years ended December 31, 2005, December 31, 2006 and December 31, 2007, for Euoko Group Inc., and in the subsequent interim period through the date of dismissal, there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-K.

We provided Schwartz Levitsky Feldman LLP with a copy of this Current Report on Form 8-K/A prior to its filing with the Securities and Exchange Commission and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K/A, and if not, stating the aspects with which they do not agree. The letter is attached as an exhibit to this Current Report on Form 8-K/A.

During the fiscal years ended July 31, 2006 and July 31, 2007, for Euoko Inc., and the fiscal years ended December 31, 2005, December 31, 2006 and December 31, 2007, for Euoko Group Inc., and the subsequent interim period through the date hereof, we have not, nor has any person on our behalf, consulted with Weinberg & Company, P.A. regarding either the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on our financial statements in relation to a matter that was the subject of a disagreement or reportable event set forth in Item 304(a)(1)(iv) of Regulation S-K. Weinberg & Company, P.A. has not provided us with a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement or reportable event set forth in Item 304(a)(1)(iv) of Regulation S-K with our former principle independent accountant.

Exhibit	Description
Number
(3)	(i) Articles of Incorporation; and (ii) Bylaws
3.1	Articles of Incorporation (incorporated by reference from our Form SB-2 filed on September 21, 2004).
3.2	Bylaws (incorporated by reference from our Form SB-2 filed on September 21, 2004).
3.3	Certificate of Change filed with the Secretary of State of Nevada on March 22, 2007 (incorporated by reference from our Current Report on Form 8-K filed on March 22, 2007).
3.4	Certificate of Correction filed with the Secretary of State of State of Nevada on March 19, 2007 (incorporated by reference from our Current Report on Form 8-K filed on March 22, 2007)
3.5	Articles of Merger filed with the Secretary of State of Nevada on May 17, 2007 and which is effective May

24, 2007 (incorporated by reference from our Current Report on Form 8-K filed on May 25, 2007)
3.6	Certificate of Amendment to Articles of Incorporation filed with the Nevada Secretary of State on June 22, 2007 (incorporation by reference from our Current Report on form 8-K filed on June 28, 2007)
3.7	Articles of Merger filed and effective with the Secretary of State of Nevada on January 10, 2008 (incorporation by reference from our Current Report on form 8-K filed on January 22, 2008).

(10)	Material Contracts
10.1	Letter Agreement dated April 5, 2007 (incorporated by reference from our Current Report on Form 8-K filed on April 25, 2007).
10.2	Amended and Restated Share Exchange Agreement (incorporated by reference from our Current Report on Form 8-K filed on July 27, 2007)
10.3	Form of Option Agreement (incorporated by reference from our Current Report on Form 8-K filed on March 13, 2008).
10.4	Lease Agreement (incorporated by reference from our Current Report on Form 8-K filed on March 13, 2008).
10.5	Employment agreement with Brandon Truaxe (incorporated by reference from our Current Report on Form 8-K filed on March 13, 2008).
10.6	Employment agreement with Michael Basler (incorporated by reference from our Current Report on Form 8-K filed on March 13, 2008).
10.7	Loan Agreement (incorporated by reference from our Current Report on Form 8-K filed on March 13, 2008).
10.8	Share Purchase Agreement between Euoko Inc. and CMMG Finance, Inc. (incorporated by reference from our Current Report on Form 8-K filed on December 26, 2007).
10.9	Letter between the Parties to the Amended and Restated Share Purchase Agreement dated November 23, 2007 (incorporated by reference from our Current Report on Form 8-K filed on December 26, 2007).

(14)	Code of Ethics
14.1	Code of Business Conduct and Ethics (incorporated by reference from our Annual Report on Form 10- KSB filed on April 14, 2004).
(16)	Letter regarding change in certifying accountant
16.1	Letter from Schwartz Levitsky Feldman LLP*

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Euoko Group Inc.

By: /s/ Brandon Truaxe

Brandon Truaxe
President & Chief Executive Officer
Date: March 20, 2008